Southwest Bancorp, Inc.

INVESTOR PRESENTATION
FEBRUARY/MARCH 2015

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Expectations regarding our stock repurchase program;
- Expectations regarding dividends;
- Expectations regarding acquisitions and divestitures;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Southwest Bancorp, Inc.

- A regional community banking franchise with $1.9 billion in assets, $1.5 billion in deposits, and $271.0 million in common equity at December 31, 2014
- Banking subsidiary established in 1894
- IPO in 1993; Trades on NASDAQ under the symbol "OKSB"
- Bank holding company for Bank SNB (formerly Stillwater National Bank *and* Bank of Kansas, merged and renamed on Nov. 15, 2013)
- Healthcare and commercial lending niche provider with proven business models
- 22 full service banking offices:
  - Oklahoma, 12
    - $773 million in loans
    - $1,110 million in deposits
  - Texas, 6
    - $461 million in loans
    - $225 million in deposits
  - Kansas, 4
    - $146 million in loans
    - $111 million in deposits

I-35 Corridor Megalopolis

Forbes Best Big Cities for Jobs 2014

1. San Jose
2. San Francisco
3. ***Austin***
4. Raleigh
5. ***Houston***
6. Nashville
7. New York City
8. Orlando
9. ***Dallas***
10. Denver
11. ***Fort Worth***
12. ***San Antonio***


Topeka
Kansas City
Jefferson City
St. Louis
Wichita
Tulsa
Oklahoma City
Fort Worth
Dallas
El Paso
Austin
Houston
San Antonio

Average Annual Growth: Nonfarm Employment		
City	2004-2013	Nov 2013-Nov 2014
Austin	2.9%	3.2%
San Antonio	1.9%	3.2%
Houston	2.1%	4.4%
Dallas-Ft. Worth	1.5%	3.5%
OKC	1.2%	2.8%
Kansas City	0.5%	1.0%
Tulsa	0.8%	0.9%
Ft. Smith	0.1%	0.2%
Wichita	0.3%	0.1%
Sherman-Denison	0.1%	1.3%

Source: Bureau of Labor and Statistics

An Experienced Management Team

	Age	Years in Banking Industry	Years with OKSB
Mark W. Funke President & Chief Executive Officer	59	30 years	2 years
Joe T. Shockley, Jr. Executive Vice President & Chief Financial Officer	63	34 years	2 years
Priscilla J. Barnes Sr. Executive Vice President & Chief Operating Officer	58	33 years	9 years
Brent Bates Executive Vice President & Chief Credit Officer	40	16 years	3 years
James D. Bygland Executive Vice President & Chief Information Officer	52	15 years	1 year
John Danielson Executive Vice President & Chief Banking Officer	55	28 years	8 years
Gregg S. Jaynes Executive Vice President & Chief Human Resources Officer	51	29 years	Less than 1 year
Rusty LaForge Executive Vice President & General Counsel	40	12 years	3 years

Transitioning Through the Cycle



Origination
Remediation
Liquidate
Repositioning
Shareholder Value Through Growth and Discipline
Stock Price
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$210,000
$180,000
$150,000
$120,000
$90,000
$60,000
$30,000
$0
NPAs ($000s)
6/27/08: $34.5M TruPS offering
12/5/08: Received $70M TARP
4/27/10: $57.5M Follow-on
7/25/11: Announced deferral of TruPS & CPP dividends
12/14/11: Bulk Asset Sale
7/10/12: Paid deferred TruPS dividends
Significant Hires: 9/5/12 - CEO Mark Funke 11/16/12 - CFO Joe Shockley
8/8/12: Redeemed $70M TARP
9/16/13: Redeemed $34.5M TruPS
11/15/13: Charter consolidation & rebranding of bank subsidiary
8/14/14: Initiated a 5% common stock repurchase program
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.

NPAs Price

Strategic Initiatives Completed

- Repurchased warrants issued as part of the TARP Capital Purchase program (5/2013)
- Redeemed all of the 10.5% OKSBP Trust Preferred securities ($34.5 million) (9/2013)
- Consolidated our two bank charters (11/2013)
- Rebranded our banking franchise as Bank SNB across our three-state footprint (11/2013)
- Initiated continuing efficiency process review project (2/2014)

Strategic Initiatives Completed

- Reinstated payment of common dividends to shareholders. (1/2014)
- Developed an energy bank platform with bankers in OKC and Dallas (1/2014)
- Restructured our Consumer and Mortgage Division under new leadership (2/2014)
- Completed the sale of three Kansas community branches. (3/2014)
- Initiated a 5% common stock repurchase program (8/2014)
- Changed from a national charter to a state charter – Fed member banking institution (10/2014)
- Improved risk profile of the company (continuous)
- Over 40 new bank officers were recruited, while total employment was reduced (2013-2014)

FINANCIAL RESULTS
FOURTH QUARTER 2014

Fourth Quarter 2014 Highlights

- Net income of $5.9 million, or $0.30 per diluted share
  - Pre-tax, pre-provision income of $7.1 million
- Loan portfolio continues to exhibit growth and improving stability
  - Loans increased $32.6 million during the quarter
  - Net interest margin was 3.47% (normalized) for the quarter, up 3 bp from prior quarter's rate
  - Booked $131.1 million in new loan production in the quarter
- Credit portfolio showed excellent improvement in all credit quality indicators
  - NPLs decreased by $5.6 million, or 37%
  - NPAs decreased by $6.0 million, or 32%
  - Potential Problem Loans decreased by $30.3 million, or 47%,
  - Negative provision for credit losses of $2.4 million
  - Loss reserve is at 2.03% of loans
  - Annualized NCOs for the quarter equal to 0.02% of average loans
  - Loan principal recoveries of $0.3 million

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.

Fourth Quarter 2014 Highlights (cont.)

- Continue to recruit new talented people to the organization
- Capital ratios remain strong and above minimum well-capitalized standards
- Continued implementation of the share repurchase program for up to 5%, or 990,000 shares of outstanding common stock
- Announced an increased dividend of $0.06 per common share payable in February 2015

Financial Highlights

($ in thousands, except per share)	FY 2011	FY 2012	FY 2013	FY 2014
Net Income	$ (68,295)	$ 16,187	$ 17,435	$ 21,030
Earnings Per Share	$ (3.73)	$ 0.64	$ 0.89	$ 1.07
Tangible Book Value Per Share	$ 11.93	$ 12.54	$ 13.07	$ 14.05
ROAA	-2.54%	0.72%	0.86%	1.09%
ROAE	-18.33%	5.71%	6.90%	7.82%
Reserves/Portfolio Loans	2.59%	3.47%	2.89%	2.03%
Reserves/NPLs	218.0%	102.1%	184.5%	302.3%

Balance Sheet Profile

($ in thousands)	FY 2011	FY 2012	FY 2013	FY 2014
Total Assets	$ 2,377,276	$ 2,122,255	$ 1,981,423	$ 1,942,034
Total Gross Loans	$ 1,763,488	$ 1,378,735	$ 1,270,903	$ 1,399,991
Total Deposits	$ 1,921,382	$ 1,709,578	$ 1,584,086	$ 1,533,999
Total Equity	$ 301,589	$ 246,056	$ 259,187	$ 259,187

Note: Total gross loans include covered loans.

Improved Risk Profile…


($000s)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2010
2011
2012
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Loan Portfolio

$1.4 Billion Total Loans (12/31/14)

Loans by Type



Owner Occupied CRE $83 6%
Owner Occupied Healthcare CRE $263 19%
Non-Owner Occupied CRE $409 29%
Consumer/ Student Loans $22 2%
Residential Real Estate $86 6%
Construction & Development $188 13%
Commercial & Industrial $247 18%
Healthcare Commercial & Industrial $103 7%

Loans by Segment



Other $21 2%
Kansas $146 10%
Oklahoma $773 55%
Texas $461 33%

Dollars in millions.

Total Loans by Segment


$174.45
$520.48
$652.12
$195.36
$495.82
$628.75
$210.19
$444.33
$656.36
$206.80
$414.43
$681.75
$198.99
$366.70
$682.00
$170.72
$372.02
$754.70
$145.25
$408.39
$773.67
$142.55
$424.64
$777.04
$146.04
$460.68
$772.72
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
Oklahoma
Texas
Kansas
Mortgage Banking

Dollars in millions.

Energy Banking

- Two senior energy bankers plus Executive Leadership Team have considerable experience in energy lending.
- Outstanding loans in energy portfolio are 5% of total loans.
- Commitments advanced are approximately 58%.
- Production credits in the portfolio include reserve composition of approximately 69% oil and 31% gas.
- 35% of funded balances have hedging in place through 2016.
- 51% of energy portfolio is represented by participations purchased from larger, known energy banks with high-quality corporate clients.
- 36% of our total funded energy portfolio, or $27 million, are with energy services companies.
- Agreements generally provide unilateral discretion to reduce borrowing bases as necessary.

As of December 31, 2014.

Net Interest Margin


3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
3.52%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Nonperforming Loans

12/31/2014
$9.4 million



Owner Occupied CRE $2.1 22%
Non-Owner Occupied CRE $0.1 1%
Healthcare Commercial & Industrial $5.7 61%
Residential Real Estate $1.1 12%
Construction & Development $0.1 1%
Commercial & Industrial $0.3 3%



Kansas $1.8 20%
Oklahoma $1.9 20%
Texas $5.7 60%

Loans by Type

Loans by Segment

12/31/2013
$19.9 million



Owner Occupied CRE $4.9 25%
Healthcare Commercial & Industrial $8.2 41%
Non-Owner Occupied CRE $2.9 14%
Construction & Development $2.7 14%
Residential Real Estate $0.5 3%
Commercial & Industrial $0.6 3%
Consumer $0.1 0%



Kansas $2.4 12%
Oklahoma $5.6 28%
Texas $11.9 60%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Nonperforming Loans

Loans by Physical Location

12/31/2014
$9.4 million


Other
$0.1
1%
Kansas
$1.8
20%
Texas
$0.7
7%
Arizona
$5.0
53%
Oklahoma
$1.8
19%

12/31/2013
$19.9 million


Other
$0.3
1%
Kansas
$2.4
12%
Texas
$2.6
13%
Arizona
$9.3
47%
Oklahoma
$5.3
27%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Nonperforming Assets



$14,958
$41,989
$11,665
$35,229
$1,811
$32,577
$1,693
$32,680
$2,654
$19,872
$4,654
$16,085
$4,285
$16,478
$3,448
$15,059
$3,097
$9,413
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.

Potential Problem Loans


$97,516
$93,632
$97,470
$97,169
$99,750
$91,765
$84,175
$64,375
$34,037
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in thousands.

Loan Loss Reserve to NPL+PPL



65.48%
38.92%
33.49%
33.26%
31.03%
30.87%
30.65%
32.38%
32.87%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due

Loan Loss Reserve to Total Portfolio Loans



3.47%
3.25%
3.24%
3.08%
2.89%
2.66%
2.46%
2.27%
2.03%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Strong Core Deposit Franchise

$1.5 billion Total Deposits (12/31/2014)

Deposits by Type	Cost of Deposits



Non-interest Bearing Demand $496 32%
Interest Bearing Demand $122 8%
Other Time Deposits $222 15%
Time Deposits $100,000 or More $199 13%
Money market Accounts $462 30%
Savings Accounts $33 2%



0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
0.32%
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in millions.

Cost of Funds


($000s)
$17,500
$17,000
$16,500
$16,000
$15,500
$15,000
$14,500
$14,000
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
3.52%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
0.32%
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2'14
Q3 '14
Q4 '14
Net Interest
Cost of Deposits
Net Interest Margin

Noninterest Income


$4,871
$3,537
$3,491
$3,547
$3,068
$3,025
$8,246
$3,084
$4,576
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense



$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$17,653
$14,388
$12,839
$13,019
$15,065
$14,107
$15,332
$13,358
$14,115
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/3/14
6/30/14
9/30/14
12/31/14
Total Noninterest Expense
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

Dollars in thousands.

Quarterly Net Income



$972
$2,389
$4,414
$3,800
$6,832
$3,691
$6,152
$5,288
$5,899
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Dollars in thousands.

Quarterly Pre-Tax/Pre-Provision Earnings



$4,503
$4,755
$5,786
$5,801
$4,640
$4,919
$5,110*
$5,563
$7,053
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/2014
9/30/2014
12/31/2014

Dollars in thousands.
*Income from Kansas branch sale excluded.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio


25%
20%
15%
10%
5%
0%
15.0%
14.8%
14.9%
15.1%
16.0%
16.9%
16.5%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Tier 1 Risk-Based Capital Ratio


25%
20%
15%
10%
5%
0%
20.3%
20.2%
20.3%
20.0%
20.1%
20.1%
19.7%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Tier 1 Common Ratio


25%
20%
15%
10%
5%
0%
15.2%
17.2%
17.2%
17.0%
17.2%
17.2%
16.9%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

Total Risk-Based Capital Ratio


25%
20%
15%
10%
5%
0%
21.6%
21.5%
21.6%
21.3%
21.4%
21.3%
21.0%
*
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14

*Well-capitalized minimum.

2015 Priorities:

- Aggressively seek ways to efficiently and profitably deploy our excess capital, including strategic acquisitions, selective de-novo branching and product investments.
- Identify and acquire talented individuals and teams that will enhance our presence and profitability in select business segments and markets.
- Continue to improve credit quality and balance sheet strength.
- Maintain high credit standards while accelerating loan growth focused in areas of expertise, i.e. real estate, healthcare, commercial and energy.
- Improve internal operating efficiency while providing superior customer service. This includes investment in core operating systems and people.
- Strengthen and invest in business lines that produce non-interest income and effectively scale them across our geographic footprint.
- Drive a culture that produces consistent, conservative, and sustainable revenue and earnings growth.

Significant Positive Attributes for Southwest Bancorp, Inc.

- An established platform in key high growth U.S. economic markets
- Seasoned management team aggressively focused on consistent, conservative, sustainable growth in revenue and EPS
- A unified approach to banking across three states
- Significant improvement in overall risk profile
- Organic and new customer loan growth materializing in markets
- Excellent base of noninterest income products (Treasury and Mortgage)
- Strong capital position provides opportunity for future growth through acquisitions
- Compelling absolute and relative valuation
- A culture that provides a competitive advantage for our customers

- Bank Strong
- Bank Safe
- Bank Successfully

APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:

- Tangible Book Value per Share
- Pre-tax, Pre-provision Income

Tangible Book Value Per Share

	2011 FY 12/31/11	2012 FY 12/31/12	2013 FY 12/31/13	2014 FY 12/31/14
Shares outstanding	19,444,213	19,529,721	19,732,926	19,193,059
Book Value per Common Share	$11.99	$12.60	$13.13	$14.11
Tangible BV per Share	**$11.93**	**$12.54**	**$13.07**	**$14.05**

Pre-Tax, Pre-Provision Income

	12/31/12	3/31/2013	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14*	9/30/14	12/31/14
Net Income	$ 972	$ 2,389	$ 4,414	$ 3,800	$ 6,832	$ 3,691	$ 1,774	$ 5,288	$ 5,899
Taxes on income	446	1,868	2,248	2,330	4,310	2,214	3,691	3,172	3,540
Provision for loan losses	3,085	498	(876)	(329)	(6,502)	(986)	(355)	(2,897)	(2,386)
Pre-Tax, Pre-provision Income	**$ 4,503**	**$ 4,755**	**$ 5,786**	**$ 5,801**	**$ 4,640**	**$ 4,919**	**$ 5,110**	**$ 5,563**	**$ 7,053**

Dollars in thousands, except per share amounts.
*Income from Kansas branch sale excluded.